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                              BAKER 500 CORPORATION


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                              BAKER 500 GROWTH FUND
                              OF THE RBB FUND, INC.

                               INSTITUTIONAL CLASS
                                     CLASS S


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                                   PROSPECTUS


                                DECEMBER 2, 2002
                          (as revised March 21, 2003)


The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

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

                                TABLE OF CONTENTS


A Look at Goals, Strategies, Risks and Financial History.

         FUND DESCRIPTION                                                      1

         Investment Goal...................................................... 1
         Investment Strategies................................................ 1
         Key Risks............................................................ 2
         Risk/Return Information.............................................. 3
         Expenses and Fees.................................................... 3
         Financial Highlights................................................. 4
         Additional Information on the Fund's Investment Objective
                  and Principal Strategies.................................... 5
         Risks of Investing in the Fund....................................... 5

Details on the Management and Operations of the Fund.

         MANAGEMENT OF THE FUND                                                6

         Investment Adviser................................................... 6
         Service Provider Chart............................................... 7

Policies and Instructions for Opening, Maintaining and Closing an Account in the Fund.

         SHAREHOLDER INFORMATION                                               8

         Pricing of Fund Shares............................................... 8
         Purchase of Fund Shares.............................................. 8
         Redemption of Fund Shares............................................11
         Dividends and Distributions..........................................13
         Taxes................................................................13
         Prior Performance of Similarly Advised Accounts
                  of Investment Adviser.......................................15
         For More Information.........................................Back Cover

                              BAKER 500 CORPORATION

                             BAKER 500 GROWTH FUND*
                                  (THE "FUND")

                                FUND DESCRIPTION


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INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation by investing in a concentrated portfolio of equity securities the Adviser believes are high quality. The Fund's investment goal may be changed by the Board of Directors without shareholder approval. You will receive advance written notice of any material change to the Fund's investment goal.

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INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to achieve its objective by investing under normal circumstances in the stocks of approximately 20 to 25 large, multi-national companies that the Adviser believes demonstrate dramatic earnings acceleration and sustainable growth. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the S&P 500 Index.

The Adviser selects stocks based on the Baker 500 Investment Process. That process utilizes both a bottom-up (micro-economic) and top-down (macro-economic) approach in the investment research process. It begins with a quantitative screening process that evaluates each of the components of the S&P 500 Index. This process produces a working universe of securities that the Adviser believes exhibit the minimum characteristics to qualify for inclusion in the portfolio. The Adviser then looks for what it believes are the fastest growing and best-managed companies in the most attractive sectors and industries. The Adviser focuses on a company's market expertise or dominance, its franchise durability and pricing power, and fundamentals such as financial statements and cash flow, management, and valuations in the context of projected growth rates.

When the Adviser believes that market conditions are unfavorable for profitable investing, the Fund's cash or similar investments may increase. Under normal circumstances, the Adviser intends to fully invest the Fund's assets in accordance with the above-mentioned policies, but the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures. The Fund may not achieve its investment objective to the extent the Fund invests in cash or similar investments.

The Adviser may invest the Fund's assets in futures contracts and options on futures contracts to reduce risk to the Fund and as an alternative to purchasing a specified type of security. The Fund may also invest in S&P 500 Index futures, options on S&P 500 Index futures and equity swap contracts.

*Baker 500 is a registered trademark of Baker 500, LLC, the parent company of the Fund's investment adviser.

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KEY RISKS
--------------------------------------------------------------------------------

o Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore you could lose money by investing in the Fund.

o The net asset value of the Fund will change with changes in the market value of its portfolio positions.

o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or similar investments such as various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 75%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

o The Fund's use of options and futures may reduce returns and/or increase volatility. Volatility is defined as the characteristics of a security or a market to fluctuate significantly in price within a short time period. The use of options and futures may magnify the Fund's gains or losses.

o The Fund intends to operate as a non-diversified fund. This means it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund."


                                    -- 2 --

--------------------------------------------------------------------------------
RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

Performance information is not shown because the Fund has not commenced operations.

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EXPENSES AND FEES
--------------------------------------------------------------------------------

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on estimated annual expenses for the current fiscal year.


                                                            INSTITUTIONAL               CLASS S
                                                                SHARES                  SHARES(4)
                                                                ------                  ---------
SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------

Maximum sales charge imposed on purchase                             None                  None
Maximum deferred sales charge                                        None                  None
Maximum sales charge imposed on reinvested dividends                 None                  None
Redemption fee on shares held 270 days or less (as a                1.00%                 1.00%
percentage of amount redeemed)(1)
Exchange fee                                                         None                  None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)(2)
---------------------------------------------

Management fees.....................................                0.98%                 0.98%
Distribution and service (12b-1) fees...............                 None                  None
Other expenses(3)...................................                0.32%                 0.57%

Total annual Fund operating expenses................                1.30%                 1.55%

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 270 days. THE REDEMPTION FEE WILL BE WAIVED FOR ALL SHAREHOLDER REDEMPTIONS UNTIL JANUARY 1, 2004.

(2) Annual Fund operating expenses are based on expenses expected to be incurred in the current fiscal period.

(3) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Institutional Shares and Class S Shares. "Other expenses" are based on estimated amounts for the current fiscal period.

                                    -- 3 --

(4) The Fund's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Class S Shares for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder servicing fees are included in the Fund's "Other expenses."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o   you reinvested all dividends and distributions
o   the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for your class of shares remain the same over the time periods
o   you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                    1 YEAR       3 YEARS
                                                    ------       -------
         Institutional Shares                       $132         $412
         Class S Shares                             $158         $490

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights are shown because the Fund has not commenced operations.

                                    -- 4 --

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL
STRATEGIES
--------------------------------------------------------------------------------

The Fund attempts to provide a total return greater than the total return of the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund attempts to outperform the S&P 500 Index by investing under normal circumstances in the stocks of approximately 20 to 25 large, multi-national companies that the Adviser believes demonstrate dramatic earnings acceleration and sustainable growth.


--------------------------------------------------------------------------------
RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of any fixed income securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and riskier than some other forms of investment.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Fund's performance. In addition, no assurances can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against. No assurances can be given that these instruments will be used, even if available, and if used that they achieve the desired result.

The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover could result in the realization of taxable capital gains.

                                    -- 5 --

                             MANAGEMENT OF THE FUND


--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

         The Fund's investment adviser is Baker 500 Corporation, a Delaware corporation, whose principal address is 601 Carlson Parkway, Suite 1050, Minnetonka, MN 55305 (the "Adviser"). The Adviser manages the Fund's business and investment activities, subject to the authority of the Fund's Board of Directors. The Adviser was formed in 1999. The Adviser's affiliates, Baker Capital and Baker 500, LLC, are managed by the same personnel as the Adviser and have provided investment management and investment advisory services to institutional accounts, managed accounts, a hedge fund and individuals since 1998. Pursuant to an Investment Advisory Agreement, the Adviser is entitled to receive 0.98% of the Fund's average net assets in investment advisory fees from the Fund.

PORTFOLIO MANAGER

L. Edward Baker serves as portfolio manager of the Fund. Mr. Baker founded Baker Capital, a parent to the Adviser in 1998, and the Adviser in 1999. Mr. Baker currently serves as the Adviser's President and Chief Portfolio Manager. Prior to founding the Adviser, Mr. Baker served as Senior Vice President for international investment adviser - AIB Govett from 1997 to 1999. Prior to that, Mr. Baker was CEO and Chief Investment Officer for Piper Jaffray Trust and Chairman and CEO of Piper Trust Funds, Inc. for six years, and Senior Vice President for Wells Fargo Bank (formerly Norwest Bank) for four years. He holds a MBA in Management from the Kellogg School at Northwestern University and a BA in Economics from Park College.

                                    -- 6 --

The following chart shows the Fund's other service providers and includes their addresses and principal activities.

                SHAREHOLDERS


Distribution and
Shareholder
Services

            PRINCIPAL DISTRIBUTOR
          PFPC DISTRIBUTORS, INC.
              760 Moore Road
          Valley Forge, PA 19406
 (This address is effective January 3, 2003)

   Distributes shares of the Fund and
   contracts with Shareholder Servicing
   Agents who distribute and redeem Class S
   Shares and/or provide various services
   to beneficial owners of Class S Shares.


               TRANSFER AGENT
                 PFPC Inc.
            400 Bellevue Parkway
            Wilmington, DE 19809

   Handles shareholder services, including
   recordkeeping and statements,
   distribution of dividends and processing of buy and sell requests.



Asset Management

             INVESTMENT ADVISER
           Baker 500 Corporation
            601 Carlson Parkway
                 Suite 1050
            Minnetonka, MN 55305

   Manages the Fund's business and
   investment activities.


                 CUSTODIAN
             PFPC Trust Company
           8800 Tinicum Boulevard
                 Suite 200
           Philadelphia, PA 19153

   Holds the Fund's assets, settles all
   portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value ("NAV").



Fund
Operations

             ADMINISTRATOR AND
            FUND ACCOUNTING AGENT
                 PFPC Inc.
            400 Bellevue Parkway
            Wilmington, DE 19809

   Provides facilities, equipment and
   personnel to carry out administrative
   services related to the Fund and
   calculates the Fund's NAV, dividends and distributions.



             BOARD OF DIRECTORS
      Supervises the Fund's Activities


                                     -- 7 --

                             SHAREHOLDER INFORMATION


--------------------------------------------------------------------------------
PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Shares of a class of the Fund are priced at their net asset value ("NAV"). The NAV of a class of the Fund is calculated as follows:

        NAV      =        Value of Assets Attributable to a Class
                       -  Value of Liabilities Attributable to the same Class
                          ---------------------------------------------------
                          Number of Outstanding Shares of the Class

The Fund's NAV is calculated as of the close of regular trading hours (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (the "NYSE") is open for business. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. You will be charged a 1.00% redemption fee if you redeem shares held less than 270 days; however, such fee will be waived for all shareholder redemptions until January 1, 2004.

Equity securities held by the Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the mean of the last available bid and asked price is normally used. Debt securities held by the Fund generally are valued based on quoted mean prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Fund's Board of Directors.


--------------------------------------------------------------------------------
PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations, financial advisors or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional Shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this prospectus in light of the terms governing accounts with their Institutional Organization.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Intitutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Institutional Organization or its authorized designee.

For further information as to how to direct an Institutional Organization to purchase or redeem Institutional Shares of the Fund on your behalf, you should contact your Institutional Organization.

                                    -- 8 --

PURCHASE OF CLASS S SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Class S Shares of the Fund may be available through certain financial institutions (each such institution is a "Shareholder Servicing Agent"). Class S Shares are subject to a minimum initial investment of $5,000 ($2,000 for individual retirement accounts) and a minimum subsequent investment of $250 ($100 for individual retirement accounts). Certain features of the Class S Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by a Shareholder Servicing Agent. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Class S Shares and should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent.

A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. A Shareholder Servicing Agent or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Sevicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem Class S Shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

PURCHASE OF INSTITUTIONAL SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional Shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened for Institutional Shares by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum) payable to Baker 500 Growth Fund (please specify Institutional Shares):

Baker 500 Growth Fund
c/o PFPC Inc.
P.O. Box 9843
Providence, RI 02940

or FedEx to:

Baker 500 Growth Fund
c/o PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

Subject to acceptance by the Fund, payment for the purchase of Institutional Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.


                                    -- 9 --

INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, Institutional Shares may be purchased by wiring federal funds ($1,000,000 minimum) to PNC Bank, NA (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at 1-866-253-8244 prior to 4:00 p.m., Eastern Time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, NA
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # 86-1497-3719
F/B/O Baker 500 Growth Fund
Ref. (Account Number)

Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, NA are open for business.

ADDITIONAL INVESTMENTS. Additional Institutional Shares may be purchased at any time ($5,000 minimum) at NAV by mailing a check to the Fund at the address noted above under "Initial Investment by Mail" (payable to Baker 500 Growth Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-866-253-8244 prior to 4:00 p.m., Eastern Time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen days from the purchase date.

AUTOMATIC INVESTMENT PLAN. Additional investments in Institutional Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Fund to receive the appropriate forms at 1-866-253-8244, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $1,000,000 for Institutional Shares. The minimum monthly and quarterly payments for Institutional Shares are $1,000 and $3,000, respectively.

OTHER PURCHASE INFORMATION

The Fund reserves the right, in its sole discretion, to suspend the offering of Institutional Shares or Class S Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.


                                    -- 10 --

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Class S Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, by contractors and clients at the Adviser, and by any pension and profit-sharing plan of the Adviser, through the Adviser, without being subject to the minimum investment limitation.


--------------------------------------------------------------------------------
REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

Shares of the Fund are redeemed at the next NAV calculated after a redemption request is received by the Transfer Agent, your Institutional Organization or Shareholder Servicing Agent, as applicable, in proper form. Please contact the Transfer Agent or your Shareholder Servicing Agent for additional information regarding redemption of Fund shares. Redemptions through your Shareholder Servicing Agent are discussed on page 12 below. You can only redeem shares of the Fund on days the NYSE is open and through the means described below. You will be charged a 1.00% redemption fee if you redeem shares held less than 270 days; however, such fee will be waived for all shareholder redemptions until January 1, 2004.

You may also redeem Institutional Shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

REDEMPTION BY MAIL. If you own Institutional Shares, your redemption requests should be addressed to Baker 500 Growth Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940 and must include:

o   the share certificates, if issued;

o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

o any required signature guarantees, which are required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

                                    -- 11 --

o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option for Institutional Shares, you must indicate that option on your Account Application. You may then initiate a redemption of shares by calling the Fund at 1-866-253-8244 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Redemptions by telephone are limited to amounts less than $10,000. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the net asset value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS - CLASS S SHARES

You must place all redemption orders for Class S Shares purchased through a Shareholder Servicing Agent with such Shareholder Servicing Agent in accordance with the instructions or limitations pertaining to your account with such Shareholder Servicing Agent. Redemption orders for Class S Shares are effected at the NAV next determined after the Fund's Transfer Agent receives the order. The Shareholder Servicing Agent may charge your account for redemption services. You should contact your Shareholder Servicing Agent for further information regarding redemption of Class S Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan. Please also see "Purchase of Class S Shares through a Shareholder Sevicing Agent" on page 8 above.

ADDITIONAL INFORMATION ON THE REDEMPTION FEE

As stated above, you will be charged a 1.00% redemption fee if you redeem shares held less than 270 days. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gain distributions. The redemption fee will not be charged when shares are involuntarily redeemed. The redemption fee will not be charged on accounts held by qualified retirement and deferred compensation plans and trusts and any wrap accounts in which The Charles Schwab Trust Company acts as trustee or custodian. The Company reserves the right, at its discretion, to waive, modify or terminate the redemption fee. The redemption fee will be waived for all shareholder redemptions until January 1, 2004.


OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of


                                    -- 12 --
redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.


--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize a taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are


                                    -- 13 --
replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                                    -- 14 --

--------------------------------------------------------------------------------
PRIOR PERFORMANCE OF SIMILARLY ADVISED ACCOUNTS OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser's only account is the Baker 500 Growth Fund. Affiliates of the Adviser (the "Baker Affiliates"), including Baker Capital and Baker 500, LLC, have managed separate accounts in a substantially similar manner as the Baker 500 Growth Fund. Mr. Baker, the portfolio manager of the Baker 500 Growth Fund, is and has been solely responsible for the performance of these discretionary private accounts, which have substantially similar investment objectives, policies and strategies as the Baker 500 Growth Fund. The following table sets forth the performance data relating to the historical performance of these private accounts. The information is provided to illustrate the past performance of the Baker Affiliates in managing substantially similar accounts as measured against the S&P 500 Index and does not represent the performance of the Baker 500 Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Baker 500 Growth Fund nor should investors consider this data as an indication of the future performance of the Baker 500 Growth Fund or of the Adviser. The S&P 500 Index is unmanaged, and investors cannot invest directly in the index.

                                           PRIVATE ACCOUNTS       S&P 500
       CALENDAR YEARS                        PERFORMANCE           INDEX
       --------------                        -----------           -----

       2002                                     -0.93%            -22.10%
       2001                                     -0.68%            -11.89%
       2000                                     -4.96%             -9.10%
       1999                                     63.43%             21.04%
       1998                                     64.38%             28.58%


AVERAGE ANNUAL TOTAL RETURNS  for the periods ended 12/31/02

                                     1 YEAR      3 YEARS         5 YEARS
                                     ------      -------         -------
Private Accounts Performance          -0.93%       -2.21%         20.23%
S&P 500                              -22.10%      -14.55%         -0.59%


The performance information with respect to the discretionary private accounts is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Because fees, commissions, and taxes may differ for the private discretionary accounts and the Baker 500 Growth Fund, performance data for identical periods may differ.

All returns presented are time weighted based on monthly valuations and include the reinvestment of earnings. The average annual expenses of the discretionary private accounts for all periods reflect the maximum applicable fee of 1.00%. These average annual expenses were lower than the expenses of each class of the Baker 500 Growth Fund under "Expenses and Fees" above. The performance of the discretionary private accounts would have been lower if they had

                                    -- 15 --
been subject to the expenses of the Baker 500 Growth Fund. Furthermore, the discretionary private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Baker 500 Growth Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results of the Baker Affiliates' discretionary private accounts could have been adversely affected if the discretionary private accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the securities held by the Baker 500 Growth Fund will not be identical to the securities held by the discretionary private accounts for the periods shown above. Accordingly, the future performance of the Baker 500 Growth Fund will differ from the performance of the private accounts.


                                    -- 16 --

                              BAKER 500 CORPORATION
                              BAKER 500 GROWTH FUND
                                  P.O. Box 9843
                               Providence, RI 02940
                                  1-866-253-8244

--------------------------------------------------------------------------------
FOR MORE INFORMATION:
--------------------------------------------------------------------------------

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

A Statement of Additional Information, dated December 2, 2002 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund may be obtained free of charge by calling
(866)-253-8244. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern Time) Monday-Friday. Call: (866) 253-8244.

PURCHASES AND REDEMPTIONS

Call: (866) 253-8244.

WRITTEN CORRESPONDENCE

Post Office Address: Baker 500 Growth Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940

Street Address: Baker 500 Growth Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

SECURITIES AND EXCHANGE COMMISSION (SEC)

You may also view information about The RBB Fund, Inc. and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


                                       Investment Company Act File No. 811-05518